The Ensign Group Increases Credit Facility to $800 Million and Extends Maturity

SAN JUAN CAPISTRANO, Calif., August 20, 2026 – The Ensign Group, Inc. (Nasdaq: ENSG), the parent company of the EnsignTM group of companies, which invest in and provide skilled nursing and senior living services, physical, occupational and speech therapies, other rehabilitative and healthcare services, and real estate, announced today that it has amended its existing revolving Credit Facility with commitments totaling $800 million and extended the maturity date to August 19, 2031.

The amended Credit Facility amends the Company's previous revolving Credit Facility and provides enhanced liquidity and financial flexibility to support its ongoing growth strategy, including acquisitions, capital investments and other general purposes.

"We are pleased to complete this financing with the strong support of our lending partners," said Barry Port, Chief Executive Officer. "The increased capacity and long-term commitment from our banking group reflect confidence in our operating model, disciplined growth strategy and financial strength. This facility positions us well to continue pursuing opportunities that create long-term value for our stakeholders while maintaining our conservative approach to capital management."

"Our balance sheet remains a significant competitive advantage," added Chad Keetch, Chief Investment Officer. "The amended facility provides substantial liquidity and flexibility as we continue to invest in both healthcare operations and real estate opportunities throughout the post-acute care continuum."

Truist Bank serves as Administrative Agent for the Credit Facility, and the lending syndicate includes Citibank, N.A., The Huntington National Bank, U.S. Bank National Association, Wells Fargo Bank, N.A., Bank of America, N.A., BMO Bank, N.A., PNC National Bank, N.A. and Synovus Bank.

Additional information regarding the Credit Facility is contained in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 20, 2026.

About Ensign™
The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and senior living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at 398 healthcare facilities in Alabama, Alaska, Arizona, California, Colorado, Idaho, Iowa, Kansas, Nebraska, Nevada, Oregon, South Carolina, Tennessee, Texas, Utah, Washington and Wisconsin. More information about Ensign is available at http://www.ensigngroup.net.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects and future operating and financial performance. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the Company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Additionally, our business and operations continue to be impacted by the unprecedented nature of the changes in the regulations and environment, as such, we are unable to predict the full extent and duration of the financial impact of these changes on our business, financial condition and results of operations. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and 10-K, for a more complete discussion of the risks and other factors that could affect Ensign’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

The Ensign Group, Inc., (949) 487-9500, ir@ensignservices.net.